UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Minim, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

MINIM, INC.

848 ELM STREET

MANCHESTER, NEW HAMPSHIRE 03101

January 26, 2024

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Minim, Inc. (the “Company”) to be held on Friday, February 16, 2024. This Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Special Meeting, vote your shares and submit your questions during the meeting via the Internet by visiting http://www.virtualshareholdermeeting.com/MINM2024. The Special Meeting will be held in virtual format only and will begin at 9:00 a.m. Eastern Time.

The official Notice of Special Meeting, together with a Proxy Statement and form of proxy, are enclosed.

On January 23, 2024, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with David Lazar (“Lazar”), a member of our Board of Directors, whereby, at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), subject to satisfaction of certain closing conditions, including our stockholders voting in favor of the transaction at this Special Meeting, we will sell and Lazar (or to any transferee of Lazar’s which acquires the Securities Purchase Rights, as defined below, hereinafter a “Lazar Transferee”) will purchase two million 2,000,000 shares of the Company’s preferred stock, $0.001 par value per share (the “Preferred Stock”), at a price per share of $1.40, for an aggregate purchase price of $2,800,000, subject to the conditions described below, pursuant to the exemptions afforded by the Securities Act of 1933, as amended, and Regulation S thereunder. Under the Purchase Agreement, we have agreed to designate 2,000,000 of the Preferred Stock as Series A Preferred Stock (the “Series A Preferred Stock”) for the sale to Lazar (or a Lazar Transferee). Each share of Series A Preferred Stock shall be convertible, at the option of the holder, into 1.4 shares of common stock of the Company, $.01 par value per share (the “Common Stock”), and vote on an “as-if-converted” basis and shall have full ratchet protection in any subsequent offerings. Pursuant to the Purchase Agreement, we shall also issue Lazar (or a Lazar Transferee) warrants to purchase up to an additional 2,800,000 shares of Common Stock, with an exercise price equal to $1.00 per share, subject to adjustment therein (the “Warrants”, and together with the Series A Preferred Stock, the “Purchased Securities”). The Closing is expected to occur on or about January 29, 2024.

Under the applicable Nasdaq rules and the Purchase Agreement, in the absence of shareholder approval, we may only issue to Lazar (or a Lazar Transferee) upon conversion of the Series A Preferred Stock and/or upon exercise of the Warrants such number of shares of Common Stock, equal to the lower of either, (X) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock and/or exercise of the Warrants that can be issued to the Holder without requiring a vote of our shareholders under the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws; or, (Y) 19.99% of the number of shares of the Common Stock outstanding immediately prior to the date of issuance.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and Lazar, limitations and conditions regarding sales of the Purchased Securities or underlying Common Stock, indemnification rights and other obligations of the parties. Furthermore, the Purchase Agreement contains certain conditions to closing, including, shareholder approval of: (i) a one for three reverse stock split of the Common Stock, (ii) the increase in authorized shares of Preferred Stock to 10,000,000, (iii) the Certificate of Designation of the rights and privileges of the Series A Preferred Stock of 2,000,000 shares, (iv) the issuance of the Common Stock underlying the Purchased Securities to Lazar or any transferee of Lazar’s which acquires the Securities Purchase Rights (as defined below), and, (v) removal from the Company’s Certificate of Incorporation and By-Laws of limitations on adopting shareholder resolutions via majority without holding a shareholders meeting.

At the Special Meeting, we will ask stockholders to authorize the above noted items (i) through (v), and for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Common Stock that may be issued upon the conversion of the Series A Preferred Stock and the exercise of the Warrants issued pursuant to the terms of the Purchase Agreement, in an amount that ultimately may equal or be in excess of 20% of our Common Stock outstanding before the issuance of such Series A Preferred Stock and Warrants (including by the operation of anti-dilution provisions contained in the the Series A Preferred Stock or the Warrants). We will also transact any other business that may properly come before the Special Meeting or at any adjournments or postponements of the Special Meeting.

Lazar has agreed that he will not engage in or effect, directly or indirectly, any short sales involving our securities or any hedging transaction that transfers the economic risk of ownership of the Common Stock. Additionally, our Board of Directors unanimously adopted resolutions (i) exempting Lazar’s acquisition of the Purchased Securities from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and (ii) granting Lazar the right to sell, assign or otherwise transfer either the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) and/or his rights to acquire the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) pursuant to the Purchase Agreement (the “Securities Purchase Rights”), including by way of option for Lazar to sell and/or a transferee thereof to purchase, the Securities Purchase Rights.

If the issuance of the Purchased Securities to Lazar (or to a Lazar Transferee) is approved by our stockholders, following the Closing, Lazar (or a Lazar Transferee) will become our majority shareholder, owning approximately 50.1% of our Common Stock. Our Common Stock will continue to be listed on Nasdaq, and the Company will continue as a public reporting company under the rules of the Securities and Exchange Commission.

The proxy statement attached to this letter provides you with more specific information concerning the Special Meeting, the Purchase Agreement, the transactions contemplated by the Purchase Agreement, and other related matters, including information as to how to cast your vote. We encourage you to read the entire proxy statement, the copy of the Purchase Agreement attached as Annex A to the proxy statement, and the other annexes to the proxy statement carefully and in their entirely. The proposals being presented for approval of our stockholders are more fully described in the Proxy Statement accompanying this Notice. Please refer to the Proxy Statement for further information with respect to the business to be transacted at the Special Meeting. The Board of Directors unanimously recommends that you vote “FOR” the Nasdaq Proposal.

Whether or not you plan to participate in the Virtual Special Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the accompanying Proxy Statement. If you wish to revoke your proxy at the meeting, you can withdraw your proxy and vote your shares electronically during the meeting.

The Board of Directors has fixed the close of business on January 19, 2024 as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

We look forward to seeing those of you who will be able to participate in the Special Meeting in its virtual format.

Very truly yours,

/s/ Jeremy Hitchcock
Jeremy Hitchcock
Chief Executive Officer

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS AVAILABLE IN THE ACCOMPANYING PROXY STATEMENT. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY PARTICIPATING IN AND VOTING AT THE MEETING. THANK YOU FOR ACTING PROMPTLY.

MINIM, INC.

848 Elm Street

Manchester, New Hampshire 03101

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a Virtual Special Meeting of Stockholders (the “Special Meeting”) of Minim, Inc. (the “Company”) will be held on Friday, February 16, 2024 at 9:00 a.m. Eastern Time. The meeting will be held for the following purposes:

(1)	To approve: (i) the issuance of shares of our common stock, par value $0.01 per share (“Common Stock”) upon conversion of Series A Preferred Stock or exercise of the Warrants to be issued at Closing of the Purchase Agreement, which conversions or exercise would result in a “change of control” of the Company under the applicable rules of Nasdaq; (ii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the increase in authorized shares of Preferred Stock to 10,000,000; (iii) the Certificate of Designation of the rights and privileges of the Series A Preferred Stock of 2,000,000 shares; and (iv) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock, at a ratio of 1-for-3, with the effective time of the reverse stock split to be determined by our Board of Directors. We refer to this proposal as the “Change of Control Proposal” or “Proposal 1.”

(2)	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove from the Company’s Certificate of Incorporation and By-Laws any limitations on adopting shareholder resolutions via majority without holding a shareholders meeting. We refer to this proposal as the “Written Consent Authorization Proposal” or “Proposal 2.”; and

(3)	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve any of the above Proposals. We refer to this proposal as the “Adjournment Proposal” or “Proposal 3.”

The Board of Directors has fixed the close of business on January 19, 2024 as the record date for determining the stockholders entitled to receive notice of and to vote at the Special Meeting and any continuation or adjournment thereof.

To participate in the meeting, be deemed present, vote, examine the stockholders list and ask questions, go to http://www.virtualshareholdermeeting.com/MINM2024. You will need the 16-digit confirmation number included on your proxy card or on the instructions that accompany your proxy materials. Because the Special Meeting is virtual and being conducted over the Internet, stockholders will not be able to attend the Special Meeting in person.

All stockholders are cordially invited to participate in the Virtual Special Meeting. Whether or not you plan to participate in the Special Meeting, you are urged to vote by proxy in accordance with the instructions included in the accompanying Proxy Statement. Any stockholder participating in the Special Meeting may vote electronically during the meeting even if she or he has voted by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jeremy Hitchcock
Jeremy Hitchcock
Chief Executive Officer

Manchester, New Hampshire

January 26, 2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on February 16, 2024: The Proxy Statement for the Special Meeting is available at www.proxyvote.com.

MINIM, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, FEBRUARY 16, 2024

 INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Minim, Inc., for use at the Virtual Special Meeting of Stockholders to be held on Friday, February 16, 2024 (the “Record Date”) at 9:00 a.m. Eastern Time (the “Special Meeting”), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement, the form of proxy and accompanying materials are being first delivered or sent to stockholders on or about [X], 2024. Stockholders can participate in the Virtual Special Meeting by visiting http://www.virtualshareholdermeeting.com/MINM2024. In this proxy statement we refer to Minim, Inc., as “Minim,” the “Company,” “we,” or “us.”

On January 23, 2024, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with David Lazar (“Lazar”), a member of our Board of Directors, whereby, at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), subject to satisfaction of certain closing conditions, including our stockholders voting in favor of the transaction at this Special Meeting, we will sell and Lazar (or to any transferee of Lazar’s which acquires the Securities Purchase Rights, as defined below, hereinafter a “Lazar Transferee”) will purchase two million 2,000,000 shares of the Company’s preferred stock, $0.001 par value per share (the “Preferred Stock”), at a price per share of $1.40, for an aggregate purchase price of $2,800,000, subject to the conditions described below, pursuant to the exemptions afforded by the Securities Act of 1933, as amended, and Regulation S thereunder. Under the Purchase Agreement, we have agreed to designate 2,000,000 of the Preferred Stock as Series A Preferred Stock (the “Series A Preferred Stock”) for the sale to Lazar (or a Lazar Transferee). Each share of Series A Preferred Stock shall be convertible, at the option of the holder, into 1.4 shares of common stock of the Company, $.01 par value per share (the “Common Stock”), and vote on an “as-if-converted” basis and shall have full ratchet protection in any subsequent offerings. Pursuant to the Purchase Agreement, we shall also issue Lazar (or a Lazar Transferee) warrants to purchase up to an additional 2,800,000 shares of Common Stock, with an exercise price equal to $1.00 per share, subject to adjustment therein (the “Warrants”, and together with the Series A Preferred Stock, the “Purchased Securities”). The Closing is expected to occur on or about January 29, 2024.

Under the applicable Nasdaq rules and the Purchase Agreement, in the absence of shareholder approval, we may only issue to Lazar (or a Lazar Transferee) upon conversion of the Series A Preferred Stock and/or upon exercise of the Warrants such number of shares of Common Stock, equal to the lower of either, (X) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock and/or exercise of the Warrants that can be issued to the Holder without requiring a vote of our shareholders under the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws; or, (Y) 19.99% of the number of shares of the Common Stock outstanding immediately prior to the date of issuance.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and Lazar, limitations and conditions regarding sales of the Purchased Securities or underlying Common Stock, indemnification rights and other obligations of the parties. Furthermore, the Purchase Agreement contains certain conditions to closing, including, shareholder approval of: (i) a one for three reverse stock split of the Common Stock, (ii) the increase in authorized shares of Preferred Stock to 10,000,000, (iii) the Certificate of Designation of the rights and privileges of the Series A Preferred Stock of 2,000,000 shares, (iv) the issuance of the Common Stock underlying the Purchased Securities to Lazar or any transferee of Lazar’s which acquires the Securities Purchase Rights (as defined below), and, (v) removal from the Company’s Certificate of Incorporation and By-Laws of limitations on adopting shareholder resolutions via majority without holding a shareholders meeting.

At the Special Meeting, we will ask stockholders to authorize the above noted items (i) through (v), and for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Common Stock that may be issued upon the conversion of the Series A Preferred Stock and the exercise of the Warrants issued pursuant to the terms of the Purchase Agreement, in an amount that ultimately may equal or be in excess of 20% of our Common Stock outstanding before the issuance of such notes and warrant (including by the operation of anti-dilution provisions contained in the the Series A Preferred Stock or the Warrants). We will also transact any other business that may properly come before the Special Meeting or at any adjournments or postponements of the Special Meeting.

Lazar has agreed that he will not engage in or effect, directly or indirectly, any short sales involving our securities or any hedging transaction that transfers the economic risk of ownership of the Common Stock. Additionally, our Board of Directors unanimously adopted resolutions (i) exempting Lazar’s acquisition of the Purchased Securities from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and (ii) granting Lazar the right to sell, assign or otherwise transfer either the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) and/or his rights to acquire the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) pursuant to the Purchase Agreement (the “Securities Purchase Rights”), including by way of option for Lazar to sell and/or a transferee thereof to purchase, the Securities Purchase Rights.

If the issuance of the Purchased Securities to Lazar (or to a Lazar Transferee) is approved by our stockholders, following the Closing, Lazar (or a Lazar Transferee) will become our majority shareholder, owning approximately 50.1% of our Common Stock. Our Common Stock will continue to be listed on Nasdaq, and the Company will continue as a public reporting company under the rules of the Securities and Exchange Commission.

This Proxy Statement summarizes the information you need to know in order to vote on the proposals to be considered at the Special Meeting in an informed manner.

We urge you to read carefully the remainder of this Proxy Statement because the information in this section may not provide all the information that you may consider important in determining how to vote your shares at the Special Meeting.

Record Date, Stock Ownership and Voting

Only stockholders of record at the close of business on January 19, 2024, are entitled to receive notice of and to vote at the Special Meeting. At the close of business on January 19, 2024, there were outstanding and entitled to vote 2,789,020 shares of common stock, par value $.01 per share (“Common Stock”). Each stockholder is entitled to one vote for each share of Common Stock.

One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Special Meeting in order to constitute the quorum necessary to take action at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Special Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers which comply with the voting instructions but fail to vote on a proposal (“broker non-votes”) will be considered present at the Special Meeting and will count toward the quorum but will be deemed not to have voted on any proposal. We anticipate that, under the rules of The Nasdaq Capital Market, the Reverse Stock Split Proposal (as defined below) will be considered a “routine” matter and brokers which do not receive instructions from beneficial holders of shares will therefore be entitled to vote such shares on the Reverse Stock Split Proposal. However, to ensure that your shares are voted, we request that, if you do not hold your shares of record, you provide voting instructions to your broker.

An affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve Proposal 2.

Any shares not voted for a Proposal (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the applicable Proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares at the Special Meeting.

We do not intend to submit any other proposals to the stockholders at the Special Meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the Special Meeting. If any other business should properly come before the Special Meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

The following questions and answers address questions you may have regarding the Special Meeting. Please refer to the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement and the documents referred to and/or incorporated by reference in this Proxy Statement, which you should read carefully in their entirety, as well as any amendments thereto or other related documents filed with the Securities and Exchange Commission (the “SEC”).

Why am I receiving this Proxy Statement?

The Board is inviting you to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting, because you were a stockholder of record at the close of business on the Record Date and are entitled to vote at the Special Meeting.

This Proxy Statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the information you need to know to vote by proxy or in person at the Special Meeting. The following are answers to certain questions that you may have regarding the Special Meeting. You are invited to virtually attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.

Where will the Special Meeting be held?

The Special Meeting will be held in a completely virtual format. There will be no physical location for the Special Meeting. You may attend, vote and submit questions during the Special Meeting via the Internet at http://www.virtualshareholdermeeting.com/MINIM2024.

Why are we holding a virtual Special Meeting rather than an in-person Special Meeting?

We have designed the virtual format of our Special Meeting to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our Board or management. During the live Q&A session of the Special Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Special Meeting, as time permits.

What is the purpose of the Special Meeting?

There are a number of proposals being presented for stockholder approval, for which such approvals are necessary in order for the Closing of the Purchase Agreement to occur:

(1)	To approve: (i) the issuance of shares of our common stock, par value $0.01 per share (“Common Stock”) upon conversion of Series A Preferred Stock or exercise of the Warrants to be issued at Closing of the Purchase Agreement, which conversions or exercise would result in a “change of control” of the Company under the applicable rules of Nasdaq; (ii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the increase in authorized shares of Preferred Stock to 10,000,000; (iii) the Certificate of Designation of the rights and privileges of the Series A Preferred Stock of 2,000,000 shares; and (iv) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock, at a ratio of 1-for-3, with the effective time of the reverse stock split to be determined by our Board of Directors. We refer to this proposal as the “Change of Control Proposal” or “Proposal 1.”

(2)	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove from the Company’s Certificate of Incorporation and By-Laws any limitations on adopting shareholder resolutions via majority without holding a shareholders meeting. We refer to this proposal as the “Written Consent Authorization Proposal” or “Proposal 2.”; and

(3)	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve any of the above Proposals. We refer to this proposal as the “Adjournment Proposal” or “Proposal 3.”

What are the primary terms of the Purchase Agreement with David Lazar?

Under the terms and conditions of the Purchase Agreement we will sell to Lazar (or to any Lazar Transferee) and such will purchase two million 2,000,000 shares of Series A Preferred Stock, $0.001 par value per share (the “Preferred Stock”), at a price per share of $1.40, for an aggregate purchase price of $2,800,000, subject to the conditions described below pursuant to the exemptions afforded by the Securities Act and Regulation S thereunder. Each share of Series A Preferred Stock shall be convertible, at the option of the holder, into 1.4 shares of Common Stock of the Company, $.01 par value per share, and vote on an “as-if-converted” basis and shall have full ratchet protection in any subsequent offerings. Pursuant to the Purchase Agreement, we shall also issue Lazar (or a Lazar Transferee) warrants to purchase up to an additional 2,800,000 shares of Common Stock, with an exercise price equal to $1.00 per share, subject to adjustment therein (the “Warrants”, and together with the Series A Preferred Stock, the “Purchased Securities”).

Under the applicable Nasdaq rules and the Purchase Agreement, in the absence of shareholder approval, we may only issue to Lazar (or a Lazar Transferee) upon conversion of the Series A Preferred Stock and/or upon exercise of the Warrants such number of shares of Common Stock, equal to the lower of either, (X) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock and/or exercise of the Warrants that can be issued to the Holder without requiring a vote of our shareholders under the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws; or, (Y) 19.99% of the number of shares of the Common Stock outstanding immediately prior to the date of issuance.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and Lazar, limitations and conditions regarding sales of the Purchased Securities or underlying Common Stock, indemnification rights and other obligations of the parties. Furthermore, the Purchase Agreement contains certain conditions to closing, including, shareholder approval of: (i) a one for three reverse stock split of the Common Stock, (ii) the increase in authorized shares of Preferred Stock to 10,000,000, (iii) the Certificate of Designation of the rights and privileges of the Series A Preferred Stock of 2,000,000 shares, (iv) the issuance of the Purchased Securities to Lazar or any transferee of Lazar’s which acquires the Securities Purchase Rights (as defined below), and, (v) removal from the Company’s Certificate of Incorporation and By-Laws of limitations on adopting shareholder resolutions via majority without holding a shareholders meeting.

At the Special Meeting, we will ask stockholders to authorize the above noted items (i) through (v), and for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Common Stock that may be issued upon the conversion of the Series A Preferred Stock and the exercise of the Warrants issued pursuant to the terms of the Purchase Agreement, in an amount that ultimately may equal or be in excess of 20% of our Common Stock outstanding before the issuance of the Series A Preferred Stock and Warrants (including by the operation of anti-dilution provisions contained in the Series A Preferred Stock or the Warrants). We will also transact any other business that may properly come before the Special Meeting or at any adjournments or postponements of the Special Meeting.

Lazar has agreed that he will not engage in or effect, directly or indirectly, any short sales involving our securities or any hedging transaction that transfers the economic risk of ownership of the Common Stock. Additionally, our Board of Directors unanimously adopted resolutions (i) exempting Lazar’s acquisition of the Purchased Securities from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and (ii) granting Lazar the right to sell, assign or otherwise transfer either the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) and/or his rights to acquire the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) pursuant to the Purchase Agreement (the “Securities Purchase Rights”), including by way of option for Lazar to sell and/or a transferee thereof to purchase, the Securities Purchase Rights.

If stockholders approve the Change of Control Proposal, will I be required to sell my Common Stock?

The approval of the Proposals involves the purchase by David Lazar (or a Lazar Transferee) of newly issued shares of our Series A Preferred Stock and Warrants, all of which are convertible or exercisable into Shares of Common Stock. You will not be required to sell any of your Common Stock.

If stockholders approve the Proposals, will we remain a public company?

Whether or not any of the Proposals are approved, we will continue to remain a public company, with our shares listed for trading on Nasdaq and the requirement to file our annual reports (including the audited financial statements contained therein) and other reports with the SEC.

What is the effect to us and our other stockholders of having David Lazar (or a Lazar Transferee) as our largest stockholder?

Because of David Lazar’s (or a Lazar Transferee’s) significant ownership of our Common Stock, any transaction or arrangement between us, on the one hand, and David Lazar (or a Lazar Transferee) or any of their respective affiliates, on the other hand, will need to be approved by the Board consistent with its fiduciary duties to all of our stockholders. This will entail full disclosure of any relationships, transactions or other arrangements between us and David Lazar (or a Lazar Transferee) and/or their respective affiliates in our filings with the SEC.

Following the approval of the Change of Control Proposal, and the conversion of the Series A Preferred Shares, David Lazar (or a Lazar Transferee) will be our largest stockholder, and it would own a majority of the outstanding shares of our Common Stock and we would be treated as a “controlled company” under the rules of Nasdaq. As a controlled company, we would not be required to have a majority independent Board and our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required to be composed solely of independent directors. Further, if David Lazar (or a Lazar Transferee) owns a majority of our Common Stock, he will then have sufficient votes to elect all of our directors and to approve any other corporate action requiring the affirmative vote of holders of a majority of the outstanding shares of our Common Stock.

Does the Board recommend stockholder approval of the Change of Control Proposal?

After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby, including the issuances of Series A Preferred Shares and the Warrants, are advisable and in the best interests of the Company and its stockholders.

Accordingly, the Board unanimously recommends that our stockholders vote “FOR” each of Proposals 1 through 3.

What factors did the Board consider and what were its reasons for approving the Securities Purchase Agreement and recommending that the stockholders approve the Change of Control Proposal?

After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby, including the including the issuances of Series A Preferred Shares and the Warrants, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the matters which need to be approved pursuant to the Purchase Agreement.

In making its determinations, the Board considered various factors, including:

●The immediate and long-term benefit to the Company’s financial condition of receiving approximately $2.8 million in cash from the sale of the Preferred Stock and Warrants, in light of the Company’s current cash position and longer-term liquidity needs.

●The Company management’s analysis of the likelihood of securing alternative sources of capital, of a potential public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which revealed a low likelihood of consummation of any alternatives, as well as a significant cost of such financing, assuming it could be obtained, to the Company and the associated significant dilution to its shareholders, which the Board determined was substantially less favorable to the Company than pursuing the transactions contemplated by the Purchase Agreement.

●The significant likelihood that, without the consummation of the transactions contemplated by the Purchase Agreement, the Company will need to seek bankruptcy protection in the near term, which may result in the Company’s shareholders receiving no or very little value in respect of their shares of the Company’s stock.

●The funding that David Lazar has provided and that David Lazar (or a Lazar Transferee) would provide would allow us to explore strategic alternatives to maximize stockholder value.

●The recent performance of the Company’s stock price on Nasdaq and the capital markets as a whole, including the Company’s inability to secure any alternative offers to finance the Company via an investment in the Company’s equity or to acquire the Company outright.

●The investment by Lazar (or a Lazar Transferee) would serve to increase stockholders’ equity and support the Company’s efforts to satisfy the minimum $2,500,000 stockholders’ equity requirement for continued listing on The Nasdaq Capital Market.

●The Company’s extensive exploration, both by the Company’s internal business development team as well as through its strategic advisors of opportunities for strategic partnership and/or investment, based on which the Board believes that the Purchase Agreement offers the best opportunity with greatest financial benefit, including after considering the risks that any such anticipated benefits could ultimately not materialize.

●The fact that, we have covenanted under the Purchase Agreement, to have the Proposals approved by our stockholders;

●The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board determined were more favorable to the Company and its shareholders than those terms and conditions which could have been negotiated with or offered by other potential strategic partners and/or investors.

●Potential risks associated with alternatives to the Purchase Agreement, including the potential impact on the price of the Company’s common stock and ability to generate sufficient capital to support our ongoing operation.

●Potential risks associated with David Lazar’s (or a Lazar Transferee’s) significant ownership percentage following the Closing, including their right to designate a majority of directors to the Board, which will enable them to affect the outcome of, or exert significant influence over, all matters requiring Board or stockholder approval, including the election and removal of directors and any change in control, and could have the effect of delaying or preventing a change in control of the Company or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of the Company, which, in turn, could have a negative effect on the market price of the Company’s Common Stock and could impact the low trading volume and volatility of the Company’s Common Stock.

How do I attend the Special Meeting?

You may attend the virtual Special Meeting only if you were a stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. To attend online and participate in the Special Meeting, stockholders of record will need to use their 16-digit control number included in your Notice to log into http://www.virtualshareholdermeeting.com/MINIM2024. Beneficial owners will also need to use their control number to attend the virtual Special Meeting. Instructions should also be provided on the voting instruction card provided by the beneficial owner’s broker, bank, or other nominee.

The Special Meeting will begin promptly on at 9:00 a.m. Eastern Time, on Friday, February 16, 2024. We encourage you to access the Special Meeting prior to start time. Please allow time for online check-in, which will begin at ______ a.m. Eastern Time.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, there were 2,789,020 shares of our Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare U.S. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may attend and vote virtually at the Special Meeting, vote by proxy over the telephone or through the Internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date, your shares are held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the proxy materials and proxy card are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.

You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically over the Internet at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

How to Vote

BY THE INTERNET

●	Go to http://www.virtualshareholdermeeting.com/MINIM2024. You may vote via the Internet during the meeting. Have the information that is available on the proxy card and follow the instructions.

BY TELEPHONE

●	Use any touch-tone telephone to dial 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

BY MAIL

●	To vote by written proxy, complete, sign and date your proxy card and return it promptly in the postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood NY 11717.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the close of business on the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote through the Internet, by completing your proxy card, by telephone or virtually at the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, brokers, banks and other securities intermediaries voting on behalf of beneficial owners of Nasdaq-listed companies, may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine”, but not with respect to “non-routine” matters, which are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. For these “non-routine” matters for which a broker, bank or other agent has not received voting instructions, a “broker non-vote” occurs.

In this regard, we believe that each of the Proposals are “non-routine” items and that your broker, bank or other agent may not vote your shares on Proposals 1 through 3 without your instructions (resulting in “broker non-votes” for such matters). Accordingly, if you own shares through a nominee, such as a broker, bank or other agent, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the Proposals. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all Proposals. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum and will have the same effect as votes “AGAINST” Proposal 1, but will not count as votes cast for Proposals 2 and 3.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking your voting selections, your shares will be voted, as applicable: “For” Proposals 1 through 3.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon?

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Are any of the Company stockholders already committed to vote in favor of the proposals?

Jeremy P. Hitchcock, Elizabeth Cash Hitchcock, Orbit Group LLC (“Orbit”), Hitchcock Capital Partners, LLC (“HCP”), Zulu Holdings LLC (“Zulu”), Slingshot Capital, LLC (“Slingshot”) are a stockholders group pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934. Such group holds 1,447,567 shares of Common Stock as of the Record Date, representing a majority of the issued and outstanding shares our Common Stock.

On December 28, 2023, we, Mr. David Lazer, an individual (the “Proxy”), and each of Mr. Jeremy P. Hitchcock, an individual, Orbit Group LLC, Hitchcock Capital Partners, LLC, Zulu Holdings, LLC, Slingshot Capital, LLC, affiliates of Jeremy Hitchcock, and Elizabeth Cash Hitchcock, an individual (the “Stockholders”), entered into a Voting Agreement (the “Voting Agreement”) with respect to the Purchase Agreement then being negotiated between David Lazar and the Company. Upon execution of the Purchase Agreement, the Voting Agreement was released from escrow to the benefit of the Proxy. The Stockholders have disclaimed the formation of a group with David Lazar, and of any shared beneficial ownership with him.

The Voting Agreement governs the vote of 1,447,567 shares of Common Stock, representing the aggregate voting interest of the Stockholders taken as a whole as of the Record Date, by the Proxy with respect to any and all matters concerning a shareholder vote with respect to actions to be taken pursuant to the terms of the Purchase Agreement, including but not limited to Proposals 1 through 3 as well as electing new members to the board of directors as may be appointed by the Proxy. The Stockholders agrees that at any meeting of our shareholders and/or in connection with any corporate action by our shareholders, all of his/her/its respective shares of the will be voted by them or the Proxy in the manner and to the effect determined by the Proxy in his discretion with respect to actions proposed to be taken pursuant to the terms of the Purchase Agreement.

In view of the Voting Agreement, we anticipate that the Stockholders will vote the shares held by them in favor of Proposals 1 through 3. In light of the fact that such shares represent a majority of the shares of our Common Stock issued and outstanding, we expect that each of the Proposals 1 through 3 will be approved at the Special Meeting. The reason we are calling this Special Meeting despite the fact a majority of our shareholders have already provided their votes in favor of the Proposals is that our Amended and Restated Certificate of Incorporation and our By-Laws contain limitations on adopting shareholder resolutions via majority without holding a shareholders meeting. For more information on these limitations please see below under Proposal 2 where we discuss our proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove from the Company’s Certificate of Incorporation and By-Laws any limitations on adopting shareholder resolutions via majority without holding a shareholders meeting.

What happens if I sell my shares of Common Stock before the Special Meeting?

The Record Date for stockholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made to confer the voting rights with respect to such shares to the transferee, retain your right to vote at the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies and have paid the entire expense of preparing, printing, and mailing this proxy statement and any additional materials furnished to shareholders. In addition to solicitations by mail, our officers, directors, and employees may also solicit proxies in person, by telephone, or by other means of communication. Any officers, directors, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. We may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in each proxy card in the proxy materials, as applicable, to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy after submission?

Stockholder of Record: Shares Registered in Your Name

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. The cutoff time for voting through the internet or by telephone will be 11:59 P.M., Eastern Time, on February 15, 2024, the day before the Special Meeting. You may change your vote on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the Special Meeting will be counted); by signing and returning a new proxy card with a later date; by sending a timely written notice that you are revoking your proxy to Minim, Inc., 848 Elm Street, Manchester, New Hampshire 03101; or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If your shares are held in street name, you must contact your broker, bank or other nominee for instructions as to how to change your vote. Your attendance at the Special Meeting does not revoke your proxy. Your last vote, whether prior to or at the Special Meeting, is the vote that we will count.

How are votes counted?

Votes generally. Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for each proposal, votes “For” and “Against,” abstentions, and, if applicable, broker non-votes.

Abstentions and Broker Non-Votes. Abstentions will count towards the quorum. Shares constituting broker “non-votes” are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter or, unless the beneficial holder has provided voting instructions on at least one proposal, whether a quorum exists at the Special Meeting.

Required Vote. The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	To approve: (i) the issuance of shares of our common stock, par value $0.01 per share (“Common Stock”) upon conversion of Series A Preferred Stock or exercise of the Warrants to be issued at Closing of the Purchase Agreement, which conversions or exercise would result in a “change of control” of the Company under the applicable rules of Nasdaq; (ii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the increase in authorized shares of Preferred Stock to 10,000,000; (iii) the Certificate of Designation of the rights and privileges of the Series A Preferred Stock of 2,000,000 shares; and (iv) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock, at a ratio of 1-for-3, with the effective time of the reverse stock split to be determined by our Board of Directors.	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	No effect	No effect
2	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove from the Company’s Certificate of Incorporation and By-Laws any limitations on adopting shareholder resolutions via majority without holding a shareholders meeting.	The number of shares that cast a vote “For” the proposal must be a majority of the outstanding shares entitled to vote.	No effect	No effect
3	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve any of the above Proposals.	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	No effect	No effect

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares entitled to vote are present at the Special Meeting in person or represented by proxy. On the Record Date, there were 2,789,020 shares of Common Stock outstanding and entitled to vote. Thus, the holders of at least 929,674 shares must be present in person or represented by proxy at the Special Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions, if any, will be counted towards the quorum requirement. If there is no quorum present, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Could other matters be decided at the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We expect to announce final voting results in a Current Report on Form 8-K filed with the SEC no later than the fourth business day after the Special Meeting. If final voting results are not available at that time, we will disclose the preliminary results in the Current Report on Form 8-K and, within four business days after the final voting results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

How do the Company’s insiders intend to vote their shares?

All of the Company’s current directors and executive officers and the Stockholders holding a majority of the outstanding shares entitled to vote are present at the Special Meeting in person or represented by proxy, are expected to vote their shares of common stock in favor of all Proposals, and as such all of the Proposals are expected to pass. On the Record Date, the Company’s current directors and executive officers and the Stockholders holding a majority of the outstanding Shares entitled to vote beneficially owned and were entitled to vote an aggregate of 1,447,567 shares, representing approximately 51.9% of the Company’s issued and outstanding common stock as of the Record Date.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this Proxy Statement other than statements of historical fact could be deemed forward looking including, but not limited to, statements regarding the Company’s future expectations, plans and prospects, including statements about our beliefs or current expectations of our future financial prospects, operations and corporate governance procedures following the completion of the transactions with Lazar and the approval of the Proposals, as well as our current beliefs of our future prospects if the approval of the Proposals does not occur, whether as a result of a failure of our stockholders to approve the Change of Control Proposal or otherwise. Words such as “plans,” “expects,” “will,” “shall,” “anticipates,” “continue,” “expand,” “advance,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation:; the occurrence of any event, change or other circumstances that could give rise to the termination of the Securities Purchase Agreement; significant transaction costs, fees, expenses and charges; the risks associated with Lazar’s significant ownership percentage following the Closing; and the risk of litigation and/or regulatory actions related to the issuance. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s 2022 Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023. All information in this Proxy Statement is as of the date of the release, and the Company undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

PROPOSAL NO. 1

THE CHANGE OF CONTROL Proposal

APPROVAL OF: (i) the issuance of shares of our common stock, par value $0.01 per share (“Common Stock”) upon conversion of Series A Preferred Stock or exercise of the Warrants to be issued at Closing of the Purchase Agreement, which conversions or exercise would result in a “change of control” of the Company under the applicable rules of Nasdaq; (ii) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the increase in authorized shares of Preferred Stock to 10,000,000; (iii) the Certificate of Designation of the rights and privileges of the Series A Preferred Stock of 2,000,000 shares; and (iv) an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock, at a ratio of 1-for-3, with the effective time of the reverse stock split to be determined by our Board of Directors. We refer to this proposal as the “Change of Control Proposal” or “Proposal 1.”

Under the terms and conditions of the Purchase Agreement we will sell to Lazar (or to any Lazar Transferee) and such will purchase two million eight hundred thousand 2,000,000 shares of Series A Preferred Stock, $0.001 par value per share (the “Preferred Stock”), at a price per share of $1.40, for an aggregate purchase price of $2,800,000, subject to the conditions described below pursuant to the exemptions afforded by the Securities Act and Regulation S thereunder. Each share of Series A Preferred Stock shall be convertible, at the option of the holder, into one share of Common Stock of the Company, $.01 par value per share, and vote on an “as-if-converted” basis and shall have full ratchet protection in any subsequent offerings. Pursuant to the Purchase Agreement, we shall also issue Lazar (or a Lazar Transferee) warrants to purchase up to an additional 2,800,000 shares of Common Stock, with an exercise price equal to $1.00 per share, subject to adjustment therein (the “Warrants”, and together with the Series A Preferred Stock, the “Purchased Securities”). The Closing is expected to occur on or about January 29, 2024.

Under the applicable Nasdaq rules and the Purchase Agreement, in the absence of shareholder approval, we may only issue to Lazar (or a Lazar Transferee) upon conversion of the Series A Preferred Stock and/or upon exercise of the Warrants such number of shares of Common Stock, equal to the lower of either, (X) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock and/or exercise of the Warrants that can be issued to the Holder without requiring a vote of our shareholders under the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws; or, (Y) 19.99% of the number of shares of the Common Stock outstanding immediately prior to the date of issuance.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and Lazar, limitations and conditions regarding sales of the Purchased Securities or underlying Common Stock, indemnification rights and other obligations of the parties. Furthermore, the Purchase Agreement contains certain conditions to closing, including, shareholder approval of: (i) a one for three reverse stock split of the Common Stock, (ii) the increase in authorized shares of Preferred Stock to 10,000,000, (iii) the Certificate of Designation of the rights and privileges of the Series A Preferred Stock of 2,000,000 shares, (iv) the issuance of the Common Stock underlying the Purchased Securities to Lazar or any transferee of Lazar’s which acquires the Securities Purchase Rights (as defined below), and, (v) removal from the Company’s Certificate of Incorporation and By-Laws of limitations on adopting shareholder resolutions via majority without holding a shareholders meeting.

At the Special Meeting, we will ask stockholders to authorize the above noted items (i) through (v), and for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Common Stock that may be issued upon the conversion of the Series A Preferred Stock and the exercise of the Warrants issued pursuant to the terms of the Purchase Agreement, in an amount that ultimately may equal or be in excess of 20% of our Common Stock outstanding before the issuance of the Series A Preferred Stock and Warrants (including by the operation of anti-dilution provisions contained in the Series A Preferred Stock or the Warrants). We will also transact any other business that may properly come before the Special Meeting or at any adjournments or postponements of the Special Meeting.

The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Amended and Restated Certificate of Incorporation if this Proposal No. 1 is approved by the stockholders.

The Certificate of Designation attached hereto as Appendix B reflects the filing previously submitted to the Secretary of State of the State of Delaware.

Lazar has agreed that he will not engage in or effect, directly or indirectly, any short sales involving our securities or any hedging transaction that transfers the economic risk of ownership of the Common Stock. Additionally, our Board of Directors unanimously adopted resolutions (i) exempting Lazar’s acquisition of the Purchased Securities from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 and (ii) granting Lazar the right to sell, assign or otherwise transfer either the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) and/or his rights to acquire the Purchased Securities (as well as any Common Stock underlying any such Purchased Securities) pursuant to the Purchase Agreement (the “Securities Purchase Rights”), including by way of option for Lazar to sell and/or a transferee thereof to purchase, the Securities Purchase Rights.

The approval of the Proposals involves the purchase by David Lazar (or a Lazar Transferee) of newly issued shares of our Series A Preferred Stock and Warrants, all of which are convertible or exercisable into Shares of Common Stock. You will not be required to sell any of your Common Stock.

Whether or not any of the Proposals are approved, we will continue to remain a public company, with our shares listed for trading on Nasdaq and the requirement to file our annual reports (including the audited financial statements contained therein) and other reports with the SEC.

Because of David Lazar’s (or a Lazar Transferee’s) significant ownership of our Common Stock, any transaction or arrangement between us, on the one hand, and David Lazar (or a Lazar Transferee) or any of their respective affiliates, on the other hand, will need to be approved by the Board consistent with its fiduciary duties to all of our stockholders. This will entail full disclosure of any relationships, transactions or other arrangements between us and David Lazar (or a Lazar Transferee) and/or their respective affiliates in our filings with the SEC.

Following the approval of the Change of Control Proposal and the conversion of the Series A Preferred Shares, David Lazar (or a Lazar Transferee) will be our largest stockholder, and it would own a majority of the outstanding shares of our Common Stock and we would be treated as a “controlled company” under the rules of Nasdaq. As a controlled company, we would not be required to have a majority independent Board and our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required to be composed solely of independent directors. Further, if David Lazar (or a Lazar Transferee) owns a majority of our Common Stock, it will then have sufficient votes to elect all of our directors and to approve any other corporate action requiring the affirmative vote of holders of a majority of the outstanding shares of our Common Stock.

After careful consideration, the Board determined that the Purchase Agreement and the transactions contemplated thereby, including the including the issuances of Series A Preferred Shares and the Warrants, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the Proposals which need to be approved in order to complete the Closing.

In making its determinations, the Board considered various factors, including:

●The immediate and long-term benefit to the Company’s financial condition of receiving approximately $2.8 million in cash from the sale of the Preferred Stock and Warrants, in light of the Company’s current cash position and longer-term liquidity needs.

●The Company management’s analysis of the likelihood of securing alternative sources of capital, of a potential public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, which revealed a low likelihood of consummation of any alternatives, as well as a significant cost of such financing, assuming it could be obtained, to the Company and the associated significant dilution to its shareholders, which the Board determined was substantially less favorable to the Company than pursuing the transactions contemplated by the Purchase Agreement.

●The significant likelihood that, without the consummation of the transactions contemplated by the Purchase Agreement, the Company will need to seek bankruptcy protection in the near term, which may result in the Company’s shareholders receiving no or very little value in respect of their shares of the Company’s stock.

●The funding that David Lazar has provided and that David Lazar (or a Lazar Transferee) would provide would allow us to explore strategic alternatives to maximize stockholder value.

●The recent performance of the Company’s stock price on Nasdaq and the capital markets as a whole, including the Company’s inability to secure any alternative offers to finance the Company via an investment in the Company’s equity or to acquire the Company outright.

●The investment by Lazar (or a Lazar Transferee) would serve to increase stockholders’ equity and support the Company’s efforts to satisfy the minimum $2,500,000 stockholders’ equity requirement for continued listing on The Nasdaq Capital Market.

●The Company’s extensive exploration, both by the Company’s internal business development team as well as through its strategic advisors of opportunities for strategic partnership and/or investment, based on which the Board believes that the Purchase Agreement offers the best opportunity with greatest financial benefit, including after considering the risks that any such anticipated benefits could ultimately not materialize.

●The fact that, in connection with the transactions contemplated by the Purchase Agreement, the Company has covenanted to have the Proposals approved by our stockholders;

●The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form and governance of the Company post-closing and the termination rights of the parties, taken as a whole, which the Board determined were more favorable to the Company and its shareholders than those terms and conditions which could have been negotiated with or offered by other potential strategic partners and/or investors.

●Potential risks associated with alternatives to the Purchase Agreement, including the potential impact on the price of the Company’s common stock and ability to generate sufficient capital to support our ongoing operation.

●Potential risks associated with David Lazar’s (or a Lazar Transferee’s) significant ownership percentage following the Closing, including their right to designate a majority of directors to the Board, which will enable them to affect the outcome of, or exert significant influence over, all matters requiring Board or stockholder approval, including the election and removal of directors and any change in control, and could have the effect of delaying or preventing a change in control of the Company or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of the Company, which, in turn, could have a negative effect on the market price of the Company’s Common Stock and could impact the low trading volume and volatility of the Company’s Common Stock.

Reverse Stock Split - General

Further to the terms and conditions of the Purchase Agreement, our Board has unanimously approved, and recommends that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) (the “Certificate of Amendment”), to effect a reverse stock split (the “Reverse Stock Split”) at a ratio of 1-for-3, with the final decision of whether to proceed with the Reverse Stock Split, and the effective time of the Reverse Stock Split, to be determined by the Board, in its sole discretion and without further action by the stockholders. This proxy statement refers to the proposal to approval the Reverse Stock Split on the terms described in the proxy statement as the “Reverse Stock Split Proposal.”

If the stockholders approve the Reverse Stock Split and the Board decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on a date to be determined by the Board that will be specified in the Certificate of Amendment (the “Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split will affect all holders of shares of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the rounding up of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock. The Reverse Stock Split will also affect outstanding equity awards and equity plans, as described in “Principal Effects of Reverse Stock Split on Outstanding Equity Awards and Equity Plans” below.

Reasons for the Reverse Stock Split

The principal reason for the Reverse Stock Split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market. However, there can be no assurance that the trading price of our Common Stock will be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.

As previously reported, on November 27, 2023, we received written notice (the “Notification Letter”) from the Listings Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that we were not in compliance with the minimum bid price requirements of Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) because our Common Stock failed to maintain a minimum closing bid price of $1.00 for 30 consecutive business days. The Notification Letter stated that we would have 180 calendar days, or until May 28, 2024, to demonstrate our compliance with the Minimum Bid Price Rule.

On December 18, 2024, as a result of the trading prices of our common stock we received a letter from Nasdaq advising that we had been regained compliance with the Minimum Bid Price Rule in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

Nevertheless, or Board has determined that in order to prevent a situation going forward where we might once again not be in compliance with Minimum Bid Price Rule because our Common Stock failed to maintain a minimum closing bid price of $1.00 for 30 consecutive business days we are seeking advance authorization by our shareholders to effect the Reverse Stock Split.

Should we once again not be in compliance with Minimum Bid Price Rule because our Common Stock failed to maintain a minimum closing bid price of $1.00 for 30 consecutive business days and we are unable to regain compliance with the Minimum Bid Price Rule by completing the Reverse Stock Split and Nasdaq commences delisting proceedings, our Common Stock will trade, if at all, on the over-the counter market, such as the OTC Markets Group, including OTCQX, OTCQB or OTC Pink (formerly known as the “pink sheets”), which could adversely impact us by, among other things, reducing the liquidity and market price of our Common Stock; reducing the number of investors willing to hold or acquire our Common Stock; limiting our ability to issue additional securities in the future; and limiting our ability to fund our operations. The Board has considered the potential harm to the Company and our stockholders should Nasdaq delist our Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Markets Group, including OTCQX, OTCQB or OTC Pink, are generally considered to be less efficient markets.

Given the volatility and fluctuations in the capital markets, and if our share price does not appreciate prior to the deadline, we believe that our best option to continue to meet Nasdaq’s $1.00 minimum bid price requirement under the Minimum Bid Price Rule would be to grant our Board the flexibility to effect the Reverse Stock Split to increase the per-share trading price of our Common Stock.

In addition, we believe that the low per share market price of our Common Stock impairs our marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our Common Stock.

Further, we believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and other service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community, business development partners and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of our Common Stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

The Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer needed to regain compliance with Nasdaq’s listing requirements or is no longer in the best interests of the Company.

Text of the Reverse Stock Split Amendment

Our Board of Directors proposes to delete the first paragraph of Article FOURTH of our Amended and Restated Certificate of Incorporation in its entirety and insert the following in lieu thereof, so that such paragraph will read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation shall have the authority to issue is seventy million (70,000,000), of which sixty million (60,000,000) shares shall be Common Stock, having a par value of $.01 per share, and of which ten million (10,000,000) shares shall be Preferred Stock, having a par value of $.001 per share. Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each whole number of shares, as determined by the Board, of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall issue the nearest rounded up whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding up of fractional share interests as described above.”

The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Amended and Restated Certificate of Incorporation if this Proposal No. 1 is approved by the stockholders.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, we will amend the existing provisions of Article FOURTH of our Charter in the manner set forth above.

By approving this amendment, stockholders will approve the combination of any three (3) whole shares of Common Stock into one (1) share. As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the reverse stock split ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a rounded up whole share in lieu of a fractional share, as described in the section titled “Fractional Shares” below. The shares of our Common Stock will remain fully paid and non-assessable after giving effect to the Reverse Stock Split. The Reverse Stock Split will not affect our continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be listed on The Nasdaq Capital Market, under the symbol “MINM,” although it would receive a new CUSIP number.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of 1-for-3.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of our Common Stock or other securities convertible into shares of our Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by our stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Reverse Stock Split will become effective as of the Effective Time. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one (1) post-Reverse Stock Split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one (1) share of Common Stock, and each certificate which, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be issued the nearest rounded up whole share.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. Additionally, the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

●	The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or we may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, as described above, resulting in the delisting of our Common Stock.

●	Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our development programs, financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

●	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, which may adversely affect the market price of the shares of our Common Stock.

Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from The Nasdaq Capital Market.

●	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our Common Stock owned in book-entry form.

Certificated Shares

As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for the appropriate number of shares representing post-Reverse Stock Split shares electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. Until surrendered, we will deem such stockholder’s outstanding certificate(s) held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split shares to which these stockholders are entitled. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Equity Awards and Equity Plans

As of the Record Date, there were no outstanding stock options under our existing equity incentive plans to purchase shares of our Common Stock. In addition, there were then outstanding restricted stock units which can, at the election of the Company, and upon vesting of the units on January 27, 2024, be potentially settled through the issuance of an additional 2,080 shares of our Common Stock.

When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to 1-for-3 the number currently covered, and the exercise price per share will be increased 3 times the current exercise price, resulting in the same aggregate price being required to be paid therefor upon exercise thereof as was required immediately preceding the Reverse Stock Split. Furthermore, to the extent (if any) the Company may in the future elect to settle restricted stock units in shares of Common Stock, the number of shares issuable in connection with such settlement will be proportionately reduced.

In addition, the total number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under our equity incentive plans will automatically be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans.

The following table contains approximate information relating to our Common Stock under the minimum and maximum ratios of the Reverse Stock Split, based on share information as of the record date, without giving effect to the treatment of fractional shares.

	No Split	1-for-3
Number of authorized shares of Common Stock	60,000,000	60,000,000
Number of outstanding shares of Common Stock	2,789,020	929,673
Number of shares of Common Stock reserved for issuance upon exercise of outstanding stock options or settlement of outstanding restricted stock units	170,000	56,666
Number of shares of Common Stock reserved for issuance in connection with future awards under our equity incentive plans	65,905	21,968

Number of authorized and unreserved shares of Common Stock not outstanding	56,975,075	58,991,693
Authorized but unissued and unreserved shares of Common Stock as a percentage of total authorized shares of Common Stock	95.0%	98.3%

Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Charter will not affect the par value of our Common Stock, which will remain at $0.01 per share.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock is now and will remain Computershare.

Listing

Our Common Stock is currently traded on The Nasdaq Capital Market under the symbol “MINM”. The principal reason for the Reverse Stock Split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market. However, there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), other than with respect to the transactions contemplated by the Purchase Agreement as described further under Proposal 3, the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock. This summary addresses only such stockholders who hold their pre-Reverse Stock Split shares as capital assets and will hold the post-Reverse Stock Split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult the holder’s own tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares pursuant to the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares will include the holding period of the pre-Reverse Stock Split shares.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect the amendment is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if the Board should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Vote Required

The affirmative vote, in person or by proxy, by the holders on the Record Date of a majority of the voting power of the outstanding shares of our Common Stock present at voting at the Special Meeting is required to approve the Change of Control Proposal. Abstentions and broker non-votes, if any, will thus count as votes AGAINST the Change of Control Proposal.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Change of Control Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

Written Consent Authorization Proposal

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to remove from the Company’s Certificate of Incorporation and By-Laws any limitations on adopting shareholder resolutions via majority without holding a shareholders meeting.

Section 228 of the Delaware General Corporation Law (“DGCL”) provides for certain corporate actions to be taken by stockholders. In the normal scheme of corporate life, the everyday business and affairs of a corporation are conducted by corporate management. The board of directors sets the policies, which are implemented by the officers. The stockholders’ role in all of this typically presents itself at the annual meeting of the corporation, where the stockholders vote their shares, in person or by proxy, to elect the board of directors. Additionally, at these meetings, other matters are often put to a vote of the stockholders. While this procedure will remain the norm in the vast majority of situations, section 228 of the DGCL provides an alternative. Under section 228, any action which may be taken at an annual or special meeting of stockholders may be effected by the written consent of the corporation’s stockholders in lieu of resolutions adopted at a meeting. The action by consent may be taken absent a stockholders’ meeting, and without prior notice to the stockholders and without a formal vote. To be effective, the consents must be in writing, and must indicate the corporate action they purport to authorize. The consents, which must be signed by stockholders as of the record date, typically must total an absolute majority (i.e., fifty percent plus one) of all outstanding shares of the corporation, i.e. an absolute majority of outstanding stockholders of the corporation must consent to the proposal. This rule is of course more rigorous than the voting rules for a stockholders’ meeting, at which only a percentage of the shares present and voting must normally consent to the proposal.

Once the consents of an absolute majority of outstanding stockholders are obtained, an effective delivery is made to one of three places: the corporation’s registered Delaware office; the corporation’s principal place of business; or the officer or agent of the corporation having custody of the book containing a record of stockholder meetings.

When signing the written consent, the stockholder must indicate the date of signature on the consent. The date of the earliest dated consent delivered to the corporation will trigger a sixty day time period within which the necessary number of consents to take the desired corporate action must be solicited. When less than unanimous consent is obtained, those stockholders who did not consent to the corporate action must be given prompt notification of the action taken. Finally, the statute requires that stockholder action by written consent be so indicated on any necessary filings when the action so taken requires a filing under the DGCL.

Through the consent process stockholders can adopt amendments to the certificate of incorporation or to the corporate bylaws. The consent procedure may also be used to remove directors and elect new directors. Equally significant is the ability to effect mergers and acquisitions through the consent mechanism.

A very important limitation or exception to the consent procedure is that the corporation can opt-out of section 228, by so providing in its certificate of incorporation, i.e. section 228 of the DGCL is an “opt-out” statute, providing for action by written consents an absolute majority of outstanding stockholders of the corporation for all corporations, unless the corporate charter provided otherwise.

Our Certificate of Incorporation currently contains the “opt-out” language disallowing actions by written consent of a majority of our stockholders. The SEVENTH article of our Certificate of Incorporation contains the following language:

“4. Notwithstanding any other provision of law, all action required to be taken by the stockholders of the Corporation shall be taken at a meeting duly called and held in accordance with law, the Certificate of Incorporation and the Bylaws, and not by written consent.”

As we indicated earlier in this proxy statement, a majority of the shares of our Common Stock issued and outstanding are held by one group of stockholders. The only reason we are calling this Special Meeting despite the fact a majority of our shareholders have already provided their votes in favor of the Proposals is that our Amended and Restated Certificate of Incorporation and our By-Laws contain the above noted “opt-out” limitations on adopting shareholder resolutions via majority without holding a shareholders meeting. Thus, despite the fact that we anticipate that a majority of the stockholders will vote the shares held by them in favor of the Proposals, and that we expect that each of the Proposals will be approved nevertheless we have to prepare and file proxy materials which are delivered to all stockholders. This creates additional and unnecessary expenses for the Company and also delays the approval of corporate actions which will inevitably be approved.

Following the approval of the Change of Control Proposal and the conversion of the Series A Preferred Shares, David Lazar (or a Lazar Transferee) will then be our largest stockholder, and it would own a majority of the outstanding shares of our Common Stock. We would be treated as a “controlled company” under the rules of Nasdaq. As a controlled company, we would not be required to have a majority independent Board and our Compensation Committee and Nominating and Corporate Governance Committee would no longer be required to be composed solely of independent directors. Further, if David Lazar (or a Lazar Transferee) owns a majority of our Common Stock, it will then have sufficient votes to elect all of our directors and to approve any other corporate action requiring the affirmative vote of holders of a majority of the outstanding shares of our Common Stock. Continuing to “opt-out” of the default provisions of section 228 of the DGCL which allows for action by written consents an absolute majority of outstanding stockholders of the corporation for all corporations, unless the corporate charter provided otherwise, will continue create additional and unnecessary expenses for the Company and delay the approval of corporate actions which will inevitably be approved, so long as majority of the outstanding shares of our Common Stock are held by one or more stockholders acting as a group.

As such we are seeking approval by the stockholders of the Company to delete the above noted clause from our Certificate of Incorporation. Following approval of this Proposal 2, The SEVENTH article of our Certificate of Incorporation will read in its entirety as follows:

“SEVENTH:

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholder or any class thereof, as the case may be, it is further provided that:

1. The business of the Corporation shall be conducted by the officers of the Corporation under the supervision of the Board of Directors.

2. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. No election of Directors need be by written ballot.

3. The Board of Directors of the Corporation may adopt, amend or repeal the Bylaws of the Corporation at any time after the original adoption of the bylaws according to Section 109 of the DGCL; provided, however, that any amendment to provide for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the DGCL shall be set forth in an amendment to this Certificate of Incorporation, in an initial By-law, or in a By-Law adopted by the stockholders of the corporation entitled to vote.”

The Certificate of Amendment attached hereto as Appendix C reflects the changes that will be implemented to our Amended and Restated Certificate of Incorporation if this Proposal No. 2 is approved by the stockholders.

Vote Required

The affirmative vote, in person or by proxy, by the holders on the Record Date of a majority of the voting power of the outstanding shares of our Common Stock is required to approve the Written Consent Authorization Proposal. Abstentions and broker non-votes, if any, will thus count as votes AGAINST the Written Consent Authorization Proposal.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Written Consent Authorization Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

ADJOURNMENT PROPOSAL

General

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are insufficient votes in favor of approval of any of the above Proposals.

Required Vote

The affirmative vote of the holders of the majority of votes properly cast on this matter is required to approve the Adjournment Proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date, January 19, 2024 by (i) each person who is known by the Company to own beneficially more than five percent of the Company’s outstanding Common Stock, (ii) each of the Company’s current directors and principal executive and financial officers, and (iii) all of our current directors and executive officers as a group. As of December 31, 2023 and currently, the Company did not and currently does not have any executive officers other than Jeremy Hitchcock, its then and current Chief Executive Officer, and its then and current Chief Financial Officer.

On January 19, 2024, there were 2,789,020 issued and outstanding shares of Company Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(5)	% of Common Stock Outstanding
5% or Greater Stockholders:

Zulu Holdings LLC(2) c/o Orbit Group LLC 848 Elm Street, 2nd Floor Manchester, NH 03101	1,362,191	48.8%

Directors and Named Executive Officers:
Jeremy Hitchcock(3)	1,447,567	51.9
Patrick Rivard	—	*
Andrew Papanicolau	—	*
David Natan	—	*
David Lazar(3)	—	*
Avraham Ben-Tzvi	—	*
Matthew McMurdo	—	*
All Current Directors and Executive Officers as a group (seven persons)(4)	1,447,567	51.9%

*	Less than one percent of shares outstanding.

(1)	Unless otherwise noted, the address of each person identified is c/o Minim, Inc., 848 Elm Street, Manchester, New Hampshire 03101.

(2)	Information is based on a Schedule 13D/A filed as of January 2, 2024, by Jeremy Hitchcock, Elizabeth Cash Hitchcock, Orbit Group LLC (“Orbit”), Hitchcock Capital Partners, LLC (“HCP”) and Zulu Holdings LLC (“Zulu”). The 1,447,567 shares are held of record by Zulu. HCP may be deemed the beneficial owner of the shares as a beneficial owner of the Common Stock held by Zulu through its ownership of Zulu. As the manager of Zulu, Orbit may be deemed the beneficial owner of the Common Stock held by Zulu. As the co-managers of Orbit and HCP, each of Mr. and Ms. Hitchcock may be deemed the beneficial owner of the shares held by Zulu.

(3)

Mr. and Ms. Hitchcock may be deemed to share beneficial ownership of all shares of the Company owned by either of them or investment vehicles, including Zulu, owned by either of them. Includes 7,500 shares that Mr. Hitchcock has the right to acquire upon exercise of outstanding stock options which are currently exercisable.

On December 28, 2023, we, Mr. David Lazer, an individual (the “Proxy”), and each of Mr. Jeremy P. Hitchcock, Orbit, HCP, Zulu, Slingshot and Elizabeth Cash Hitchcock, an individual (the “Stockholders”), entered into a Voting Agreement (the “Voting Agreement”) with respect to the Purchase Agreement then being negotiated between David Lazar and the Company. Upon execution of the Purchase Agreement, the Voting Agreement was released from escrow to the benefit of the Proxy. The Stockholders have disclaimed the formation of a group with David Lazar, and of any shared beneficial ownership with him. The Voting Agreement governs the vote of 1,447,567 shares of Common Stock, representing the aggregate voting interest of the Stockholders taken as a whole as of the Record Date, by the Proxy with respect to any and all matters concerning a shareholder vote with respect to actions to be taken pursuant to the terms of the Purchase Agreement, including but not limited to Proposals 1 through 3 as well as electing new members to the board of directors as may be appointed by the Proxy. The Stockholders agrees that at any meeting of our shareholders and/or in connection with any corporate action by our shareholders, all of his/her/its respective shares of the will be voted by them or the Proxy in the manner and to the effect determined by the Proxy in his discretion with respect to actions proposed to be taken pursuant to the terms of the Purchase Agreement.

(4)	On January 22, 2024 our compensation committee and board of directors resolved to award each of David Natan, David Lazar, Avraham Ben-Tzvi, and Matthew McMurdo, 25,000 shares of Common Stock under our 2021 Non-Employee Directors Compensation Plan. The board of directors intends to issue Andrew Papanicolau, and Patrick Rivard a similar number of shares in light of the previous board of directors’ approval to issue them 50,000 shares and 72,000, respectively, prior to the Company’s previous reverse stock split. These newly issued shares and to be issued shares of Common Stock are not eligible to vote at the Special Meeting. Furthermore, the amount of beneficial ownership does not include restricted stock units granted under the Company’s 2021 Omnibus Incentive Compensation Plan and 2021 Non-Employee Directors Compensation Plan. Under the terms of such Plans, restricted stock units do not have voting rights and the Company has the right, at its option, to settle any restricted stock units which vest either in cash or in shares of Common Stock.

(5)	Includes an aggregate of 72,975 shares that our current directors and executive officers have the right to acquire upon exercise of outstanding stock options which are currently exercisable or will become exercisable within sixty (60) days after January 19, 2024.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with any of Minim’s directors regarding Minim may write to the director c/o Investor Relations, Minim, Inc., 848 Elm Street, Manchester, New Hampshire 03101. Investor Relations will forward these communications directly to the director(s).

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Special Meeting other than described in this proxy statement. However, if any other business should properly come before the Special Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

HOUSEHOLDING

Company stockholders who share an address may receive only one copy of this Proxy Statement and the Annual Report from their bank, broker or other nominee, unless contrary instructions are received. We will deliver promptly a separate copy of this Proxy Statement and Annual Report to any stockholder who resides at a shared address and to which a single copy of the documents was delivered, if the stockholder makes a request by contacting our Corporate Secretary at 848 Elm Street, Manchester, New Hampshire 03101 or by telephone at (617) 423-1072. If you wish to receive separate copies of this Proxy Statement and the Annual Report in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank or other nominee.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THIS PROXY STATEMENT.

By order of the Board of Directors

/s/ Jeremy Hitchcock
Jeremy Hitchcock
Chief Executive Officer

Manchester, New Hampshire

January 26, 2024

Appendix A

FORM OF CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Minim, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Minim, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is March 25, 1993, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on September 22, 2009, as amended by the Certificate of Amendment filed with the Secretary of State on November 16, 2015, the Certificate of Designation filed with the Secretary of State on November 16, 2015, the Certificate of Amendment filed with the Secretary of State on July 25, 2019, the Certificate of Amendment filed with the Secretary of State on June 2, 2021, the Certificate of Amendment filed with the Secretary of State on June 3, 2021, the Certificate of Correction filed with the Secretary of State on June 30, 2021, the Certificate of Amendment filed with the Secretary of State on July 23, 2021, and the Certificate of Amendment filed with the Secretary of State on March 31, 2023 (as amended and restated, the “Certificate”).

THIRD: The Corporation hereby amends the Certificate as follows:

ARTICLE FOURTH of the Certificate is hereby deleted in its entirety and amended to read as follows:

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation shall have the authority to issue is seventy million (70,000,000), of which sixty million (60,000,000) shares shall be Common Stock, having a par value of $.01 per share, and of which ten million (10,000,000) shares shall be Preferred Stock, having a par value of $.001 per share. Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each whole number of shares, as determined by the Board, of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall issue the nearest rounded up whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding up of fractional share interests as described above.

The Board of Directors of the Corporation is authorized, subject to limitations prescribed by the DGCL and the provisions of this Certificate of Incorporation, to provide, by resolution or resolutions from time to time and by filing a certificate or certificates of designations pursuant to the DGCL, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, the voting powers (if any) of the shares to be included in each such series, to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and to fix the qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows]

IN WITNESS WHEREOF, Minim, Inc. has caused this Certificate of Amendment to be signed by its chief executive officer this    day of     , 2024.

MINIM, INC

By:
Name:
Title:

Appendix B

Certificate of Designations

MINIM, INC.

CERTIFICATE OF DESIGNATIONS, PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

The undersigned, Jeremy Hitchcock, does hereby certify that:

1. He is the Executive Chairman of Minim, Inc., a Delaware corporation (the “Corporation”).

2. The Corporation is authorized to issue 2,000,000 shares of preferred stock.

3. The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the Amended and Restated Certificate of Incorporation of the Corporation, as amended, provides for a class of its authorized capital stock known as preferred stock, consisting of 2,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to provide for the issuance of the shares of preferred stock in series and to establish, from time to time, the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereon; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 2,000,000 shares of the preferred stock which the Corporation has the authority to issue;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock to be designated the “Series A Convertible Preferred Stock” and does hereby fix and determine the number, rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning set forth in Section 2.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE MKT or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Computershare U.S., 150 Royall Street, Canton, MA 02021, and any successor transfer agent of the Corporation.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Series A Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 2,000,000 (which shall not be subject to change without the written consent of a majority of the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1.40 (the “Stated Value”).

Section 3. Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, without regard to conversion limitations herein) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock. The Corporation shall not pay any dividends on the Common Stock unless the Corporation simultaneously complies with this provision.

Section 4. Voting Rights. The Preferred Stock shall vote on matters of the Corporation on an as-if-converted-to-Common-Stock basis, without regard to conversion limitations herein.

Section 5. Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, the Stated Value per share of Series A Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of any liquidation, dissolution or winding up of the Corporation, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the each series of Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b) Upon the completion of the distribution required by Section 5(a) above and any other distribution that may be required with respect to the rights of any existing series of Preferred Stock or to the rights of any series of Preferred Stock which may from time to time hereafter come into existence, if assets remain in the Corporation, the remaining assets shall be distributed to the holders of the Common Stock until such time as the holders of the Common stock shall have received a return of the capital originally contributed thereby. Thereafter, if assets remain in the Corporation, all remaining assets shall be distributed to all holders of Common Stock and to each series of Preferred Stock, pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Preferred Stock into Common Stock).

(c) For purposes of this Section 5, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale.

(d) In any of the events specified in (c) above, if the consideration received by the corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

(B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

(C) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

(iii) In the event the requirements of Section 2(c) are not complied with, the Corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 5 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 5(c)(iv) hereof.

(iv) The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the corporation has given the first notice provided for herein or sooner than ten (10) days after the corporation has given notice of any material changes provided for herein; provided, however, that time periods set forth in this paragraph may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series A Preferred Stock.

Section 6. Conversion.

a) Conversions at Option of Holder. Each one share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into 1.4 shares of Common Stock (subject to the limitations set forth in Section 6(d)) (the “Conversion Ratio”). Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Mechanics of Conversion.

i. Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock and (B) a bank check in the amount of accrued and unpaid dividends, if any. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion. Notwithstanding the foregoing, with respect to any Notice(s) of Conversion delivered by 12:00 pm (NY time) on the Original Issue Date, the Corporation agrees to deliver the Conversion Shares subject to such notice(s) by 4:00 pm (NY time) on the Original Issue Date.

ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii. Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1.40 of Stated Value of Preferred Stock being converted, $0.50 per Trading Day for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein, and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv. Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi. RESERVED

vii. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the DTC (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

c) Beneficial Ownership Limitation. Notwithstanding anything to the contrary herein, the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such conversion will not violate the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such representation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely solely on the number of outstanding shares of Common Stock as stated in a written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall mean, as of any date, the lower of either, (X) the maximum percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock that can be issued to the Holder without requiring a vote of the shareholders of the Company under the rules and regulations of the Trading Market on which the Common Stock trades on such date and applicable securities laws; or, (Y) 19.99% of the number of shares of the Common Stock outstanding immediately before the Original Issue Date. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the number of shares of Common Stock each share of Preferred Stock shall be convertible into shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Fundamental Transaction. If, at any time while any shares of Preferred Stock are outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock by the Holder thereof, the Holder shall receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock), the number of shares of common stock (as applicable) of the successor or acquiring corporation or the number of shares of Common Stock of the Corporation (as applicable), if it is the surviving corporation, and all additional securities (equity or debt), cash, property or other consideration (all such additional consideration, the “Alternate Consideration”), receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which such Holder’s Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock). If holders of Common Stock are entitled to elect the proportion of securities, cash, property or other consideration to be received by holders of Common Stock in a Fundamental Transaction, then each Holder of Preferred Stock shall be given the same choice as to the proportion of securities, cash, property or other consideration such Holder is entitled to receive upon any conversion of such Holder’s shares of Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations in respect of a new series of preferred stock of the successor or acquiring corporation, or the Corporation, if it is the surviving corporation, setting forth the same rights, preferences, privileges and other terms contained in this Certificate of Designations in respect of the Preferred Stock, including, without limitation, the provisions contained in this Section 7(d) and evidencing, among other things, the Holders’ right to convert such new preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designations in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of a Holder of Preferred Stock, deliver to such Holder in exchange for such Holder’s Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Preferred Stock (without regard to any limitations on the conversion of the Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder(s) thereof. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designations with the same effect as if such Successor Entity had been named as the Corporation herein. For the avoidance of doubt, if, at any time while any shares of Preferred Stock are outstanding, a Fundamental Transaction occurs, pursuant to the terms of this Section 7(d), a Holder of Preferred Stock shall not be entitled to receive any consideration in such Fundamental Transaction in respect of such Holder’s shares of Preferred Stock, except as provided for in this Certificate of Designations (or any new Certificate of Designations in respect of a new series of preferred stock issued to the Holders of Preferred Stock as contemplated hereby).

e) Full Ratchet Protection.

(i) If at any time after the date of filing of this Certificate of Designations (x) the Corporation shall issue shares of Common Stock (or other shares of capital stock or other securities convertible into Common Stock), and (y) the consideration per share payable to the Corporation for the Common Stock (or other share of capital stock or other securities convertible into Common Stock) reflects a pre-money imputed equity value of the Corporation of less than Ten Million United States Dollars (US$10,000,000), then in each such case (subject to Section 7(e)(ii)), the Preferred Stock Conversion Ratio shall be adjusted by increasing the Stated Value reflecting the lowest price per share at which any such share of Common Stock (or other share of capital stock or other securities convertible into Common Stock) has been so issued or sold.

(ii) Adjustments Only After Stock Issued; Determination of Consideration.

(A) The mere issuance of options, warrants or other securities (other than capital stock) convertible into capital stock of the Corporation shall not require an adjustment hereunder until such securities are exercised or converted into Common Stock capital stock of the Corporation (or capital stock convertible into Common Stock of the Corporation).

(B) For purposes of Section 7(e)(i), the reference to the consideration received by the Corporation for an issuance of capital stock convertible into Common Stock shall mean the aggregate of the consideration received for the issuance of such capital stock, plus the consideration that will be payable to the Corporation upon its conversion into Common Stock.

(iii) Exceptions. The provisions of Section 7(e)(i) shall not apply to the following issuances:

(A) any issuance otherwise covered by Sections 7(a) through 7(d);

(B) any stock options granted to employees or directors of the Corporation or the issuance of shares upon exercise thereof;

(C) any issuance as consideration for mergers or acquisitions;

(D) any issuance in connection with the formation of joint ventures, strategic business relationships, or corporate partnering transactions; or

(E) any issuance of shares in a public offering.

(iv) Effectiveness. Any adjustment made pursuant to Section 7(e)(i) above shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date.

Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f) Notice to the Holders.

i. Adjustment to Conversion Amount. Whenever the number of shares of Common Stock that the shares of Preferred Stock are convertible into is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the number of shares of Common Stock after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least fifteen (15) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 15-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, email address or sent by a nationally recognized overnight courier service, addressed to the Corporation at:

Minim Inc.

848 Elm Street

Manchester, NH 03101

Attention: Company Secretary

Facsimile: (833) 966-4646

or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, by email attachment or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, email address or address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the Person to whom such notice is required to be given. Notwithstanding any other provision of this Certificate of Designations, where this Certificate of Designations provides for notice of any event to a Holder, if the Preferred Stock is held in global form by DTC (or any successor depositary), such notice may be delivered via DTC (or such successor depositary) pursuant to the procedures of DTC (or such successor depositary).

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designations shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designations shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each of the Corporation and each Holder agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designations (whether brought against the Corporation, a Holder or any of their respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each of the Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each of the Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Person at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each of the Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designations or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designations, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that Person (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the balance of this Certificate of Designations shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Convertible Preferred Stock.

RESOLVED, FURTHER, that the executive chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designations, Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 23rd day of January, 2024.

MINIM, INC.

By:	/s/ Jeremy Hitchcock
Name:	Jeremy Hitchcock
Title:	Chief Executive Officer

Appendix C

FORM OF CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Minim, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Minim, Inc.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is March 25, 1993, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on September 22, 2009, as amended by the Certificate of Amendment filed with the Secretary of State on November 16, 2015, the Certificate of Designation filed with the Secretary of State on November 16, 2015, the Certificate of Amendment filed with the Secretary of State on July 25, 2019, the Certificate of Amendment filed with the Secretary of State on June 2, 2021, the Certificate of Amendment filed with the Secretary of State on June 3, 2021, the Certificate of Correction filed with the Secretary of State on June 30, 2021, the Certificate of Amendment filed with the Secretary of State on July 23, 2021, the Certificate of Amendment filed with the Secretary of State on March 31, 2023, and the Certificate of Amendment filed with the Secretary of State on February [X], 2024 (as amended and restated, the “Certificate”).

THIRD: The Corporation hereby amends the Certificate as follows:

ARTICLE SEVENTH of the Certificate is hereby deleted in its entirety and amended to read as follows:

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholder or any class thereof, as the case may be, it is further provided that:

1. The business of the Corporation shall be conducted by the officers of the Corporation under the supervision of the Board of Directors.

2. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. No election of Directors need be by written ballot.

3. The Board of Directors of the Corporation may adopt, amend or repeal the Bylaws of the Corporation at any time after the original adoption of the bylaws according to Section 109 of the DGCL; provided, however, that any amendment to provide for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the DGCL shall be set forth in an amendment to this Certificate of Incorporation, in an initial By-law, or in a By-Law adopted by the stockholders of the corporation entitled to vote.

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows]

IN WITNESS WHEREOF, Minim, Inc. has caused this Certificate of Amendment to be signed by its chief executive officer this    day of     , 2024.

MINIM, INC

By:
Name:
Title: